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                                                         SEC File Nos. 033-02610
                                                                       811-04550



                               THE MAINSTAY FUNDS

                          SUPPLEMENT DATED MAY 16, 2002
                                     TO THE
                     MAINSTAY MAP EQUITY FUND CLASS I SHARES
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002


            This Supplement updates certain information contained in the above-dated Statement of Additional Information (the "SAI") of The MainStay Funds (the "Trust") regarding the MainStay MAP Equity Fund (the "Fund") Class I Shares. You may obtain a copy of the Statement of Additional Information, free of charge, by writing to the Trust at 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

            The following subsection is added to the "Investment Practices and Instruments" section of the Fund's SAI:

            ZERO COUPON BONDS

                  The Fund may purchase zero coupon bonds, which are debt
            obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.




                                                                   MSME14a-05/02